                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

                                          [_] Confidential, for Use of the
[X] Definitive Proxy Statement                Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           ELECTRIC FUEL CORPORATION
              (Exact Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                             [ELECTRIC FUEL LOGO]

October 27, 2000

Dear Stockholder:

   It is our pleasure to invite you to the annual meeting of stockholders of Electric Fuel Corporation, a Delaware corporation, to be held on December 4, 2000 at 10:00 A.M. local time at The Penn Club of New York, The Spruce Room, 3rd Floor, 30 West 44th Street, New York, New York.

   Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented at the meeting. You are accordingly urged to carefully review the enclosed proxy materials, and sign, date and return your proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States. Your return of a proxy in advance will not affect your right to vote in person at the meeting.

   We ask for your support in (a) approving the election of the Class III directors, (b) the approval of a proposal to amend our Amended and Restated Certificate of Incorporation to increase our authorized common stock,
(c) amending our Non-Employee Director Stock Option Plan and (d) amending our Amended and Restated 1993 Stock Option and Restricted Stock Purchase Plan.

Sincerely,
/s/ Robert S. Ehrlich
Robert S. Ehrlich
Chairman of the Board of Directors

                           ELECTRIC FUEL CORPORATION
                       120 Wood Avenue South, Suite 300
                           Iselin, New Jersey 08830

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held December 4, 2000

                               ----------------

To our Stockholders:

   Our annual meeting of stockholders will be held at The Penn Club of New York, The Spruce Room, 3rd Floor, 30 West 44th Street, New York, New York 10036, on December 4, 2000 at 10:00 A.M. local time for the following purposes:

  1. To fix the number of Class III directors at two and to elect two Class III directors for a three-year term ending in 2003 and continuing until their successors are elected and qualified.

  2. To consider and act upon a proposal to amend our Amended and Restated Certificate of Incorporation to increase our authorized common stock from 28,000,000 shares to 100,000,000 shares.

  3. To consider and act upon a proposal to amend our Non-Employee Director Stock Option Plan.

  4. To consider and act upon a proposal to increase the number of shares available in our Amended and Restated 1993 Stock Option and Restricted Stock Purchase Plan.

  5. To act upon all other business that may properly come before the meeting.

   Our Board of Directors has fixed the close of business on October 5, 2000 as the record date for determining which stockholders are entitled to notice of the meeting and to vote at the meeting and any adjournments and postponements thereof.

   If you are unable to be present at the meeting personally, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope. Any stockholder who grants a proxy may revoke it at any time prior to it is exercised. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Robert S. Ehrlich
                                          Robert S. Ehrlich
                                          Chairman of the Board of Directors

October 27, 2000

                           ELECTRIC FUEL CORPORATION
                       120 Wood Avenue South, Suite 300
                           Iselin, New Jersey 08830

                               ----------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

   The accompanying proxy is solicited by and on behalf of our Board of Directors, for use at our annual meeting of stockholders and any adjournments thereof. The meeting is currently planned to be held at The Penn Club of New York, The Spruce Room, 3rd Floor, 30 West 44th Street, New York, New York 10036, December 4, 2000 at 10:00 A.M. local time for the purposes described in the accompanying notice of annual meeting of stockholders.

   Stockholders of record at the close of business on October 5, 2000 will be entitled to vote at the annual meeting. As of October 5, 2000, there were 20,288,702 shares of our common stock outstanding. Each holder of common stock is entitled to one vote per share on each matter that comes before the annual meeting.

   Proxies that are properly executed and returned will be voted at the annual meeting in accordance with any indicated directions. If no direction is indicated, proxies will be voted FOR the election of the nominees for director set forth below, FOR the fixing of the number of Class III directors at two, FOR increasing our authorized common stock, FOR the proposed amendment to the Non-Employee Director Stock Option Plan and FOR increasing the number of shares of common stock available for issuance under our Amended and Restated 1993 Stock Option and Restricted Stock Purchase Plan.

   Holders of proxies will vote them in their discretion with respect to any other business that properly comes before the annual meeting and all matters relating to the conduct of the annual meeting. You may revoke your proxy at any time before it is voted by delivering to the Secretary of Electric Fuel a written revocation or a duly executed proxy bearing a later date than the date of the proxy being revoked. Any record stockholder attending the annual meeting in person may revoke his or her proxy and vote his or her shares at the annual meeting.

   This proxy statement and the enclosed form of proxy to stockholders will be mailed commencing on or about October 31, 2000.

   We will pay for the solicitation of proxies.

   We are not aware of any matters other than those described in this proxy statement that will be acted upon at the annual meeting. In the event that any other matters do come before the annual meeting for a stockholder vote, the persons named as proxies in the form of proxy being delivered to you along with this proxy statement will vote in accordance with their best judgment on those matters.

   We are mailing our most recent annual report, which is our annual report on Form 10-K for the fiscal year ended December 31, 1999, to our stockholders along with this proxy statement.

   At least 10 days before the annual meeting, we will make a complete list of the stockholders entitled to vote at the meeting open to the examination of any stockholder for any purpose germane to the annual meeting. The list will be open for inspection at our U.S. offices at 120 Wood Avenue South, Suite 300, Iselin NJ 08830, and shall also be made available to stockholders present at the annual meeting.

Voting

   Consistent with Delaware corporate law and our By-laws, a quorum for the meeting consists of the presence, in person or by proxy, of a majority of those shares which are outstanding and entitled to vote. Votes cast by proxy or in person at the annual meeting will be counted by persons we will appoint to act as election inspectors at the annual meeting.

   The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. As a result, the two nominees for election as Class III Directors who receive the greatest number of votes shall be elected as Class III Directors. A properly executed Proxy marked "Withhold Authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

   For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the annual meeting and entitled to vote on the item will be required for approval. A properly executed proxy marked "abstained" with respect to any such matter will not be voted, although it will be counted for purpose of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                               PROPOSAL NUMBER 1

                             ELECTION OF DIRECTORS

   The annual meeting will consider the election of two Class III directors for three-year terms that expire in 2003. Our five other directors have terms that end in either 2001 or 2002, as indicated below. Unless instructions are given to the contrary, each of the persons named as proxies will vote the shares to which each proxy relates "FOR" the election of each of the nominees listed below for a term of three years expiring at the annual meeting of stockholders to be held in 2003, and until the nominee's successor is elected and qualified or until the nominee's earlier death, removal or resignation. The two nominees named below are presently serving as directors of Electric Fuel and both nominees are anticipated to be available for election and able to a serve. However, if they should become unavailable, the proxy will be voted for substitute nominees designated by the Board. The two nominees who receive the greatest number of votes properly cast for the election of directors shall be elected.

   Our By-laws provide for a Board of one or more directors, and the number of directors currently is fixed at seven. Our Board is composed of three classes of similar size. The members of each class are elected in different years, so that only approximately one-third of the Board is elected in any single year.

   Mr. Harats, Dr. Eastman and Mr. Gross are designated as Class I directors. Their term expires in 2001. Messrs. Rosenfeld and Miller are designated as Class II directors. Their term expires in 2002. Mr. Ehrlich and Mr. Kahn are designated as Class III directors. Their current term expires in 2000.

   The following table contains information concerning the nominees for Class III directors and the other incumbent directors:

                              Board of Directors

                                                                   Director
            Name            Age         Position           Class     since
            ----            ---         --------           -----   --------
 Yehuda Harats.............  48 President, Chief             I   May 1991
                                 Executive Officer and
                                 Director

 Dr. Jay M. Eastman(1)(2)..  51 Director                     I   October 1993

 Leon S. Gross.............  93 Director                     I   March 1997

 Jack E. Rosenfeld(1)(2)...  62 Director                    II   October 1993

 Lawrence M. Miller(1)(2)..  53 Director                    II   November 1996

 Robert S. Ehrlich.........  62 Chairman of the Board,      III  May 1991
                                 Chief Financial Officer
                                 and Director

 Jeff Kahn.................  42 Director                    III  June 2000

--------
(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

Nominees for Election as Class III Directors

   Robert S. Ehrlich has been our Chairman of the Board since January 1993 and our Chief Financial Officer since May 1991. From May 1991 until January 1993, Mr. Ehrlich was Vice Chairman of the Board. Mr. Ehrlich also serves as a director of PSC, Inc., a manufacturer and marketer of hand-held laser diode bar code scanners and, since April 1997, has been the chairman of the board of PSC, a position he previously held from December 1987 until July 1992. Mr. Ehrlich also has served as a director of Eldat Communications Ltd. since June 1999. Mr. Ehrlich received a B.S. and J.D. from Columbia University in New York, New York.

   Jeff Kahn has been a director since June 2000. Mr. Kahn founded and managed Kahn Communications Group from 1987 to 1995. In 1995 that company was sold to Ruder Finn and he became Chief Strategic & Planning Officer of Ruder Finn (International). In 1997, Mr. Kahn founded and served as Chairman of Ruder Finn Israel while maintaining his responsibilities in Ruder Finn (International). Mr. Kahn also serves on the Board of e-Sim (Nasdaq: ESIM) and several other privately held companies.

Class I Directors

   Yehuda Harats has been our President and Chief Executive Officer and a director of Electric Fuel since May 1991. From 1980 to May 1991, he was the Executive Vice President, Director of the Process Division and head of the Heat Collection Element Division at Luz Industries Israel Limited. In 1989, he was part of the team awarded the Rothschild Award for Industry, granted by the President of the State of Israel, for his work at Luz. Before joining Luz in 1980, Mr. Harats was Manager of the Maintenance Planning Unit of the Israel Air Force. Mr. Harats received a B.Sc. in Mechanical Engineering from the Israel Institute of Technology (Technion) in Haifa, Israel.

   Dr. Jay M. Eastman has been a director of Electric Fuel since October 1993. Since November 1991, Dr. Eastman has served as President and Chief Executive Officer of Lucid Technologies, Inc., which develops laser technology applications for medical diagnosis and treatment. Dr. Eastman has served as a director of PSC since April 1996, and served as Senior Vice President of Strategic Planning at PSC from December 1995 through October 1997. From December 1987 through December 1995, Dr. Eastman was Executive Vice President of PSC. Dr. Eastman is also a director of Chapman Instruments, Inc., which develops, manufactures and sells surface profiling instruments; Dimension Technologies, Inc., a developer and manufacturer of 3D displays for computer and video displays; and Centennial Technologies Inc., a manufacturer of PCMCIA cards.

   Leon S. Gross was elected to the Board in March 1997. Mr. Gross's principal occupation for the past five years has been as a private investor in various publicly held corporations, including Electric Fuel. He is also majority owner and an officer of Micro TV, Inc., a business that owns communications towers.

Class II Directors

   Jack E. Rosenfeld has been a director of Electric Fuel since October 1993. Mr. Rosenfeld was President and Chief Executive Officer of Hanover Direct, Inc. formerly Horn & Hardart Co., which operates a direct mail marketing business, from September 1990 until December 1995, and had been President and Chief Executive Officer of its direct marketing subsidiary from May 1988 until September 1990. Mr. Rosenfeld is also a director of Potpourri Holdings, Inc. and a director of PSC. Mr. Rosenfeld has been President and Chief Executive Officer of Potpourri Collection Inc., a specialty catalog direct marketer, since April 1998.

   Lawrence M. Miller was elected to the Board in November 1996. Mr. Miller has been a senior partner in the Washington D.C. law firm of Schwartz, Woods and Miller since 1990. He served from August 1993 through May 1996 as a member of the board of directors of The Phoenix Resource Companies, Inc., a publicly traded energy exploration and production company, and as a member of the Audit and Compensation Committee of that board. That company was merged into Apache Corporation in May 1996.

Information Concerning the Board and Its Committees

   In the fiscal year ending December 31, 1999, the Board held five meetings and acted by unanimous written consent on two occasions. The Board has two committees: the Audit Committee and the Compensation Committee. All directors attended at least 75% of all Board meetings.

   The Audit Committee was established in December 1993, and held one meeting during fiscal year 1999.

   The duties of the Audit Committee are to review with management and our independent auditors:

  .  the scope and results of the annual audit,

  .  the nature of any other services provided by the independent auditors,

  . changes in the accounting principles applied to the presentation of our financial statements, and

  . any comments by the independent auditors on our policies and procedures with respect to internal accounting, auditing and financial controls,

   In addition the Audit Committee is charged with the responsibility for making recommendations to the Board on the engagement of independent auditors. The Audit Committee recommended to the board that the annual financial statements be included with the company's annual report on form 10- K, discussed the audited financial statements with the independent auditors statement and management and received written disclosures from the independent auditors concerning their independence. Messrs. Rosenfeld and Miller and Dr. Eastman are members of the Audit Committee.

   The Compensation Committee was established in December 1993. This Committee did not hold any meetings during fiscal year 1999. The duties of the Compensation Committee are to recommend compensation arrangements for our Chief Executive Officer and Chief Financial Officer and review annual compensation arrangements for all other officers and significant employees. Messrs. Rosenfeld and Miller and Dr. Eastman are members of the Compensation Committee. All Committee members are "disinterested persons" as that term is used in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

   Non-employee members of the Board are paid $1,000 (plus expenses) for each Board meeting attended and $500 (plus expenses) for each meeting of a committee of the Board attended. In addition, in 1996 we adopted a Non-Employee Director Stock Option Plan pursuant to which non-employee directors receive an initial grant of options to purchase 15,000 shares of our common stock upon being elected as a director. Thereafter, non-employee directors receive options to purchase 5,000 shares of common stock for each year of service on the Board. All options are granted at fair market value on the date of grant and vest ratably over three years. However, one of the items being submitted to our stockholders for a vote at the upcoming annual meeting is an amendment to this Plan, as described in Proposal Number 3 below.

                  THE BOARD OF DIRECTORS RECOMMENDS ELECTION
                   OF THE CLASS III NOMINEES DESCRIBED ABOVE
              AND FIXING THE NUMBER OF CLASS III DIRECTORS AT TWO

                 EXECUTIVE COMPENSATION; CERTAIN ARRANGEMENTS;
                              SECURITY OWNERSHIP

   The following table shows the compensation paid to or accrued for our Chief Executive Officer and our other highest paid executive officers who received more than $100,000 in salary and bonuses during the year ended December 31, 1999 (collectively, the "Named Executive Officers") for services rendered by them in 1997, 1998 and 1999.

                          SUMMARY COMPENSATION TABLE

                                                              Long Term
                                                             Compensation
                                  Annual Compensation           Awards
                              ------------------------------ ------------
   Name and Principal                           Other Annual  Securities   All Other
        Position              Salary  Bonus     Compensation  Underlying  Compensation
  At December 31, 1999   Year   ($)    ($)          ($)      Options (#)      ($)
  --------------------   ---- ------- ------    ------------ ------------ ------------
Yehuda Harats(1)........ 1999 141,710 80,011(2)     8,055(4)   100,000       78,060(5)
President, Chief         1998 118,246 77,652       15,942      368,177      146,386
 Executive
Officer and Director     1997 154,968 50,000       10,691            0      280,748

Robert Ehrlich(1)....... 1999 137,466 80,011(2)     6,094(4)    47,500      173,384(6)
Chairman and Chief       1998 118,246 77,652       14,536      372,577      202,030
Financial Officer        1997 154,968 50,000       14,193            0      264,501

Joshua Degani(1)........ 1999 110,259 17,500(3)     5,063(4)    35,000       34,825(7)
Executive Vice           1998 109,497 14,250        6,241      185,071       41,996
 President,
Chief Operating Officer  1997  59,105 15,062        3,449      122,500       51,906

--------
(1) The amounts reported for each Named Executive Officer were paid in New Israeli Shekels ("NIS") and have been translated into U.S. dollars at the exchange rate of NIS into U.S. dollars at the time of payment or accrual.

(2) No cash bonuses for fiscal year 1999 were paid out in 1999. We accrued $80,011 for the bonuses Messrs. Harats and Ehrlich were entitled to per their contracts. During 1999, we paid each of them $30,000 from their respective 1998 bonuses. We paid the remainder of these bonuses in 2000.

(3) No cash bonuses for fiscal year 1999 were paid out in 1999. We did not accrue any bonus for Mr. Degani for 1999, but anticipate paying him the full amount of his 1999 bonus in 2000. In January 2000, we paid Mr. Degani the bonus awarded in 1998.

(4) Represents the costs of taxes paid by the Named Executive Officer and reimbursed by us.

(5) This amount consists of: (a) a $13,968 accrual for severance pay that would be payable to Mr. Harats if we underwent a "change of control" or upon the occurrence of certain other events; (b) a $30,523 accrual for sick leave and vacation redeemable by Mr. Harats; (c) a reduction in the amount of ($12,066) in the accrual for severance pay that would be payable to Mr. Harats under the laws of the State of Israel upon the termination of his employment by us; and (d) $28,569 in payments and accruals to a pension fund which provides a savings plan, insurance and severance pay benefits and an education fund which provides for the on-going education of employees. Additionally, $7,017 represents the reduction of our accrual to fund Mr. Harats' pension and education funds as well as provide him with certain other post-termination benefits, and $8,448 represents the value charged for tax purposes for the use of a car provided by us.

(6) This amount consists of: (a) a $85,328 accrual for severance pay that would be payable to Mr. Ehrlich if we underwent a "change of control" or upon the occurrence of certain other events; (b) a reduction in the amount of ($79,618) in the accrual for sick leave and vacation redeemable by Mr. Ehrlich; (c) a reduction in the amount of ($15,391) in the accrual for severance pay that would be payable to Mr. Ehrlich under the laws of the State of Israel upon the termination of his employment by us; and (d) $30,171 in payments and accruals to pension and education funds. Additionally, $40,868 represents our accrual to fund Mr. Ehrlich's pension fund as well as provide him with certain other post-termination benefits, and $6,487 represents the value charged for tax purposes for the use of a car provided by us.

(7) This amount consists of: (a) a $6,459 accrual for vacation redeemable by Dr. Degani; (b) a reduction in the amount of ($591) in the accrual for severance pay that would be payable to Dr. Degani under the laws of the State of Israel upon the termination of his employment by us; and (c) $16,496 in payments and accruals to pension and education funds. Additionally, $5,467 represents the value charged for tax purposes for the use of a car provided by us.


   The table below sets forth information with respect to stock options granted to the Named Executive Officers for the fiscal year 1999.

                       Option Grants in Last Fiscal Year

                              Individual Grants
                  --------------------------------------------
                                                                   Potential
                                % of Total                     Realizable Value
                  Number of      Options                       at Assumed Annual
                  Securities    granted to Exercise             Rates of Stock
                  Underlying    Employees  or Base                   Price
                   Options      in Fiscal    Price  Expiration Appreciation for
                   Granted         Year     ($/Sh)     Date       Option Term
                  ----------    ---------- -------- ---------- -----------------
      Name                                                      5% ($)  10% ($)
      ----                                                     -------- --------
Yehuda Harats....  100,000         20.14 %  $1.38   26-Jul-09  $223,973 $356,640
                   (54,345)(1)    (10.95)%  $2.50   29-Dec-08
Robert Ehrlich...   47,500          9.57 %  $1.38   26-Jul-09  $106,387 $169,404
                   (54,345)(1)    (10.95)%  $2.50   29-Dec-08
Joshua Degani....   35,000          7.05 %  $1.38   26-Jul-09  $ 78,391 $124,824
                   (18,000)(2)     (3.63)%  $2.50   29-Dec-08

--------
(1) During 1998, Messrs. Ehrlich and Harats agreed that for 1999 they would each waive approximately 27% of their base salary, for a total of $43,476 for the calendar year. In lieu of the amount waived, Messrs. Ehrlich and Harats were each granted options at an exercise price equal to the fair market value of our common stock on the date of grant. The number of options granted was based on a variety of factors considered by the Board. Messrs. Ehrlich and Harats each received 108,690 options in this program on December 29, 1998. These options were to vest 1/12 per month over the calendar year. However, the program was terminated as of June 30, 1999 and the unvested portion of the option grant, or 54,345 options were forfeited.

(2) During 1998, Dr. Degani agreed that for 1999, he would waive $1,200 per month of his base salary, or $14,400 for the calendar year. In lieu of the amount waived, Dr. Degani was granted options at an exercise price equal to the fair market value of our common stock on the date of grant. Dr. Degani received 36,000 options in this program on December 29, 1998. However, the program was terminated as of June 30, 1999 and the unvested portion of the option grant, or 18,000 options were forfeited.

   The table below sets forth information for the Named Executive Officers with respect to fiscal 1999 year-end option values.

                               Number of Securities
                              Underlying Unexercised     Value of Unexercised
                                    Options at           In-the-Money Options
                                  Fiscal Year End       at Fiscal Year End (1)
                             ------------------------- -------------------------
                             Exercisable Unexercisable Exercisable Unexercisable
Name                          (Number)     (Number)        ($)          ($)
----                         ----------- ------------- ----------- -------------
Robert S. Ehrlich...........   331,720      280,857      24,918       32,714
Yehuda Harats...............   237,320      280,857      19,330       32,714
Joshua Degani...............    68,838      116,233      17,209       26,558

--------
(1) In-the-money options are options for which the fair market value of the underlying securities exceeds the exercise or base price of the option.

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of the Board of Directors for the 1999 fiscal year consisted of Dr. Jay Eastman, Jack Rosenfeld and Lawrence Miller. None of the committee members have served as Electric Fuel officers.

   Robert S. Ehrlich, our Chairman and Chief Financial Officer, serves as chairman and a director of PSC, Inc. Dr. Eastman serves as a director and Mr. Rosenfeld serves as a director and a member of the Compensation Committee of PSC, Inc.

Employment Contracts and Termination of Employment Arrangements

   Each of Messrs. Ehrlich and Harats are parties to similar employment agreements with us. The terms of each of the employment agreements expire December 15, 2000. Although under their terms, the agreements automatically renew for a period of two years, the agreements are currently under renegotiation.

   The employment agreements each provide for a base salary of $20,000 per month or a larger amount if the Board so determines pursuant to an annual salary review. On January 1 of each year starting in 2001, the base salary will be adjusted in an amount equal to the greater of (a) 3% or (b) the official anticipated net Israeli inflation rate as published by the Israeli Central Bureau of Statistics in the month of December immediately preceding the relevant January.

   Each employment agreement provides for an annual bonus in an amount ranging from 35% to 90% of the executive's base salary, depending on whether we achieve 80% to 120% of the budgeted results for the relevant fiscal year established by our Board prior to that fiscal year.

   The employment agreements also contain confidentiality and non-competition covenants. They also provide each of Messrs. Ehrlich and Harats with demand and "piggyback" registration rights covering shares of our common stock held by them. The employment agreements may be terminated by us for "Cause" (defined as conviction of certain crimes, willful failure to carry out directives of the Board or gross negligence or willful misconduct). Messrs. Ehrlich and Harats both have the right to terminate their employment for "Good Reason," which include adverse changes in employment status or compensation, our insolvency, material breaches and other specified events. Upon termination of employment other than for Cause, the employment agreements provide for payment of all accrued and unpaid compensation, as well as a bonus equal to 35% of the relevant annual base salary for each year left in the term of the agreement if there would be no termination. The employment agreements also provide for a termination payment equal to the relevant annual base salary at the highest rate in effect within the 90-day period prior to the termination of employment. In the event that we terminate the agreement during the course of its term other than for Cause, the termination payment will equal the relevant annual base salary multiplied by three. Furthermore, certain benefits will continue.

   Dr. Degani entered into an employment agreement upon joining Electric Fuel in June 1997. The employment agreement has no fixed termination date and, subject to advance notice by either party of two months, may be terminated at will. It provides for a monthly base salary of $9,000. This was adjusted to $10,500, effective February 2000. It also provides for an annual bonus of not less than 1.5 times the monthly base salary then in effect, in accordance with Dr. Degani's success in the position, as well as other benefits such as vacation, sick leave, provision of an automobile and insurance contributions. Furthermore, Dr. Degani is entitled to a termination payment (in addition to severance pay by law) in an amount between 2-5 months base salary, depending on who gives notice of termination and how long Dr. Degani has been employed with us. Dr. Degani's employment agreement also contains confidentiality and non-competition covenants.

   For information regarding bonuses paid to or accrued for Messrs. Ehrlich and Harats and Dr. Degani, please see notes 2 and 3 to the Summary Compensation Table.

                         COMPENSATION COMMITTEE REPORT

   Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act which might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 11 shall not be incorporated by reference into any such filings.

Report of the Compensation Committee

   The Compensation Committee of the Board of Directors of Electric Fuel for 1999 consisted of Dr. Eastman, Mr. Rosenfeld and Mr. Miller. The Committee's responsibilities include recommending the annual compensation arrangements for the Chief Executive Officer and the Chief Financial Officer of the Company and reviewing the annual compensation arrangements for all other officers and significant employees of the Company, all by reference to the parameters set by any agreements Electric Fuel may have with such persons. No member of this Committee was an officer or employee of Electric Fuel during 1999. The members of the Committee are familiar with various forms and types of remuneration from reports of other public corporations and their own business experience.

   Electric Fuel maintains compensation and incentive programs designed to motivate, retain and attract management and utilize various combinations of base salary, bonuses payable upon the achievement of specified goals, discretionary bonuses and stock options. It is our current policy to establish, structure and administer compensation plans and arrangements so that the deductibility to the Company of such compensation will not be limited under Section 162(m) of the Internal Revenue Code. The Chief Executive Officer, Yehuda Harats, and the Chief Financial Officer, Robert S. Ehrlich, are parties to employment agreements with the Company. The Executive Vice President of Technology, Dr. Joshua Degani, is also party to an employment agreement. For details regarding the various employment agreements, see "Employment Contracts and Termination of Employment Arrangements" on page 8 of this Proxy Statement.

   Each of the employment agreements with Messrs. Harats and Ehrlich requires that bonuses be paid in an amount equal to the greater of (a) 50% of annual base salary or (b) 2% of annual net earnings (defined as net income before taxes and extraordinary and other nonrecurring items), provided that 100% of budgeted results and other goals are attained. In addition, the Board may award the executive a discretionary bonus based on the achievement of objectives established by the Board in its sole discretion if we have attained at least 80% of our budgeted results for such period. The Committee has also determined that, given the stage of our development, 1999 compensation for executive officers should not be related primarily to our annual profit performance. A primary consideration for executive officers' compensation is leadership effort in the development of our proprietary technology and its applications and in planning for future growth and profitability through commercialization of the Company's products. This Committee also considers qualitative achievements occurring during each fiscal year as a basis for paying the Bonus to each of Messrs. Ehrlich and Harats.

   Among the qualitative achievements considered by the Committee for 1999 were: (i); developing the commercialization of the cellphone battery (ii); establishment of initial cellphone battery production (iii) obtaining new equity financing; and (iv) implementing of the Las Vegas bus program.

   In an effort to help the Company conserve available cash, during 1999 each of Messrs. Harats and Ehrlich deferred portions of their regular salary and benefits payments of approximately $22,000 each. In lieu of these payments, each of Messrs. Harats and Ehrlich received 54,345 options at fair market value. These options vest 1/12th per month over the first half of the calendar year. As of June 30, 1999, we canceled the unvested portion of these options and resumed full payment of Messrs. Ehrlich's and Harats's base salary. For the year ended December 31, 1999 the Company achieved its budgeted results and based on the term of employment agreements, each of Messrs. Ehrlich and Harats were entitled to receive a cash bonus of 50% of their base salary ($6,667 per month). During 1999, no cash bonuses were paid to Messrs. Ehrlich and Harats. However, we accrued $80,011 for each of them. We paid each of Mr. Ehrlich $21,106 of his 1999 bonuses in 2000 and we expect to pay Messrs. Ehrlich and Harats balance in 2000.

   As of December 31, 1999, Messrs. Harats' and Ehrlich's total options represented approximately 2.8% and 3%, respectively, of our fully-diluted outstanding stock, which the Compensation Committee believes are appropriate levels of options for Messrs. Harats and Ehrlich in view of their equity position (including options) in Electric Fuel which, as of December 31, 1999, represented approximately 9.5% and 6.9%, respectively, of the fully-diluted outstanding stock of the Company. As of December 31, 1999, Dr. Degani's options represented approximately 1% of our fully-diluted outstanding stock, which the Compensation Committee believes is an appropriate level of options considering his position in Electric Fuel.

   Dr. Degani was awarded cash bonus of $17,500 for 1999. During 1999, no cash bonus was paid to Dr. Degani. However, the Company accrued $17,500 for Dr. Degani's 1999 bonus. During the year 2000 the Company paid to Dr. Degani in cash $25,000 on account of his previously accrued and not paid bonuses for 1998 and 1999.

   With respect to employees other than the Named Executive Officers, compensation is determined not by formula, but based on the achievement of qualitative and/or quantitative objectives established in advance of each year by the Chief Executive Officer and Chief Financial Officer, who then, pursuant to authority delegated by the Compensation Committee, determine remuneration of our employees based on such objectives.

   We seek to promote, including through our compensation plans, an environment that encourages employees to focus on our continuing long-term growth. Employee compensation is generally comprised of a combination of cash compensation and grants of options under our stock option plans. Stock options are awarded annually in connection with annual bonuses and, occasionally, during the year on a discretionary basis. Stock options are intended to offer an incentive for superior performance while basing employee compensation on the achievement of higher share value, and to foster the retention of key personnel through the use of schedules which vest options over time if the person remains employed by us. There is no set formula for the award of options to individual employees. Factors considered in making option awards to the employees other than the Named Executive Officers in 1999, and during the year 2000 on account of 1999, included prior grants to the employees, the importance of retaining the employees services, the amount of cash bonuses received by the employees, the employees potential to contribute to our success and the employees' past contributions to the Company.

Dated: October 27, 2000

                                          COMPENSATION COMMITTEE

                                          Dr. Jay M. Eastman
                                          Lawrence M. Miller
                                          Jack E. Rosenfeld

                               PERFORMANCE GRAPH

   The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its Common Stock with the cumulative total return on the Nasdaq Market Index (Broad Market Index) and a self-constructed peer group index from February 24, 1994, the date of the Company's initial public offering, through December 31, 1999. The cumulative total shareholder return is based on $100 invested in Common Stock of the Company and in the respective indices on February 24, 1994. The stock prices on the Performance Graph are not necessarily indicative of future price performance.




             CUMULATIVE TOTAL RETURN THROUGH DECEMBER 31, 1999
                      AMONG ELECTRIC FUEL CORPORATION,
                 NASDAQ MARKET INDEX AND PEER GROUP INDEX

                2/94     12/9    12/95    12/96     12/97     12/98    12/99
               -----     -----   -----    -----     -----     -----    -----
ELECTRIC FUEL  100.00   48.54    65.53     54.37     28.16     21.36    27.18

PEER
 GROUP/(1)/    100.00   41.45    55.65     31.78     44.47     36.67    86.28

BROAD MARKET   100.00   97.2    126.09    156.68    191.66    270.32   476.77


ASSUMES $100 INVESTED ON FEBRUARY 24, 1994 (THE DAY THE COMPANY'S COMMON STOCK BEGAN TRADING ON THE NASDAQ NATIONAL MARKET)
--------
(1) The Peer Group Index is comprised of the following companies: AER Energy Resources, Battery Tech Inc., Electrosource, Inc., Ultralife Batteries, Inc. and Valence Technology, Inc. The returns of each company have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

                           OWNERSHIP OF COMMON STOCK

   The following table sets forth information regarding the security ownership, as of October 5, 2000, of those persons owning of record or known by the Company to own beneficially more than 5% of our Common Stock and of each of the Company's Named Executive Officers and directors, and the shares of Common Stock held by all directors and executive officers of the Company as a group.

                                 Shares                            Percentage of
                              Beneficially                          Total Shares
                              Owned(1)(2)                          Outstanding(1)
                              ------------                         --------------
Named Executive Officers and
Directors
----------------------------
Leon S. Gross...............   4,267,202(3)                             20.9%
Robert S. Ehrlich...........   1,240,566(4)(7)                           6.1%
Yehuda Harats...............   1,746,372(6)(7)                           8.8%
Dr. Jay M. Eastman..........      30,000(8)                                *
Jack E. Rosenfeld...........      32,000(9)                                *
Lawrence M. Miller .........      36,914(9)(10)                            *
Jeff Kahn...................      60,000(8)                                *
All Directors and Executive
 Officers of the Company as
 a group (6 persons)........   7,453,054(3)(4)(5)(6)(7)(8)(9)(10)      35.83%

--------
  *Less than one percent.

 (1) Unless otherwise indicated in these footnotes, each of the persons or entities named in the table has sole voting and sole investment power with respect to all shares shown as beneficially owned by that person, subject to applicable community property laws.

 (2) For purposes of determining beneficial ownership of our common stock, owners of options exercisable within sixty days are considered to be the beneficial owners of the shares of common stock for which such securities are exercisable. The percentage ownership of the outstanding common stock reported herein is based on the assumption (expressly required by the applicable rules of the Securities and Exchange Commission) that only the person whose ownership is being reported has converted his options into shares of common stock.

 (3) Includes 20,000 shares of common stock issuable upon exercise of options exercisable within 60 days, 175,000 shares held by Leon S. Gross and Lawrence M. Miller as co-trustees of the Rose Gross Charitable Foundation, and 375,000 shares of common stock issuable upon exercise of warrants.

 (4) Includes 423,400 shares of common stock issuable upon exercise of options exercisable, or potentially exercisable, within 60 days.

 (5) Includes 310,000 shares of common stock issuable upon exercise of options exercisable, or potentially exercisable, within 60 days.

 (6) Shares of common stock issuable upon exercise of options exercisable within 60 days.

 (7) Messrs. Ehrlich and Harats are parties to a Stockholders Voting Agreement pursuant to which they agreed to vote their shares of common stock in favor of the election of each other (or their designees) as directors of Electric Fuel.

 (8) Shares of common stock issuable upon exercise of options exercisable within 60 days.

 (9) Includes 25,000 shares of common stock issuable upon exercise of options exercisable within 60 days.

(10) Includes 20,000 shares of common stock issuable upon exercise of options exercisable within 60 days.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the company's common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by the SEC regulations to furnish the Company with copies of all section 16(a) forms filed by such persons.

   Based solely on the Company's review of such forms furnished to the company and written representations from certain reporting persons, the Company believes that all filings requirements applicable to the Company's executive officers, directors and more than 10% stockholders were satisfied.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   For information regarding the exercise of options to purchase our shares of common stock by Messrs. Erlich, and Harats please see "Compensation Committee Interlocks and Insider Participation".

   Pursuant to a stock purchase agreement dated September 30, 1996, between us and Mr. Gross, on October 2, 1996 we issued 1,538,462 shares of common stock to Mr. Gross at a price of $6.50 per share, for a total purchase price of $10 million.

   Pursuant to a securities purchase agreement dated December 28, 1999, between us and a group of purchasers, including Mr. Gross, we issued an aggregate of 1,425,000 shares of common stock, including 375,000 shares to Mr. Gross. These shares were issued at a price of $2.00 per share. In addition, we issued warrants to purchase an additional 1,425,000 shares of common stock, of which warrants to purchase 950,000 shares of common stock featured an exercise price of $1.25 per share and were exercisable for a period of six months from the closing of the agreement and warrants to purchase an additional 425,000 shares of common stock at an exercise price of $4.50 per share and are exercisable for one year. Of these, Mr. Gross exercised a portion of the six-month warrants and purchased 250,000 shares of common stock and a portion of the one-year warrants and purchased 125,000 shares of common stock.

   Messrs. Ehrlich and Harats have issued promissory notes for previously exercised options in the principal amounts $423,116 and $719,304, respectively. The notes will mature on December 31, 2007. The Company has recourse only to certain compensation due Messrs. Ehrlich and Harats upon termination, other than for cause, in which case Messrs. Ehrlich and Harats would continue to be personally liable on the notes. The Company's reserve for termination benefits to each of Messrs. Ehrlich and Harats is greater than the outstanding amount due the Company under the Promissory Notes. Additionally, the Company has agreed to repurchase shares of the Company's Common Stock, at any time, at current market prices, from either Messrs. Ehrlich or Harats as payment in full for the promissory notes. If the shares were sold to the Company, Messrs. Ehrlich and Harats would be granted new options at current market prices to purchase the same amount of shares of the Company's Common Stock as were sold. As of December 31, 1999, the aggregate amount outstanding pursuant to the Promissory Notes for each of Messrs. Ehrlich and Harats was $238,758 and $410,066, respectively (including an aggregate of $87,096 in accrued interest receivable), which are also the largest aggregate amounts outstanding since the issuance of the Promissory Notes.

   On December 3, 1999, Messrs. Ehrlich and Harats each purchased 125,000 shares of common stock out of our treasury at the closing price of the common stock on December 2, 1999. Payment was rendered by Messrs. Ehrlich and Harats for their purchases in the form of non-recourse promissory notes in the amount of $167,975 each, secured by the shares of common stock purchased.

   Pursuant to the terms of both stock purchase agreements, Mr. Gross agreed that for a period of five years from the date of each stock purchase agreement, neither he nor his affiliates directly or indirectly or with or through any associate will (i) solicit proxies with respect to any of our capital stock or other voting securities under any circumstances, or become a participant in any election contest relating to the election of our directors; or (ii) make an offer for the acquisition of substantially all of our assets or capital stock or induce or assist any other person to make such an offer; or (iii) form or join any group with respect to any of our capital stock or other voting securities for the purpose of accomplishing the actions referred to in clauses (i) and (ii) above, other than pursuant to the voting rights agreement described below.

   In connection with the 1996 stock purchase agreement, we also entered into a registration rights agreement with respect to the shares Mr. Gross purchased in that offering. These rights include the right to make two demands for a shelf registration statement on Form S-3 that may, subject to customary limitations and requirements, be underwritten. In addition, Mr. Gross was granted the right to "piggyback" on registrations of common stock in an unlimited number of registrations. In addition, under the registration rights agreement, Mr. Gross is subject to customary underwriting lock-up requirements with respect to public offerings of our securities.

   Pursuant to the 1999 securities purchase agreement, we registered for resale the shares of common stock issued thereunder and the shares of common stock issuable pursuant to the warrants issued thereunder.

   Pursuant to a voting rights agreement dated September 30, 1996 and as amended December 10, 1997, between us, Mr. Gross, Robert S. Ehrlich and Yehuda Harats, Lawrence M. Miller, Mr. Gross's advisor, will be entitled to be nominated to serve on the Board so long as Mr. Gross, his heirs or assigns retain at least 1,375,000 shares of common stock. As a result of this agreement, our Board was increased to a total of six members. In addition, under the voting rights agreement, Mr. Gross and Messrs. Ehrlich and Harats agreed to vote and take all necessary action so that Messrs. Ehrlich, Harats and Miller shall serve as members of the Board until the earlier of December 10, 2002 or the 5th annual meeting after December 10, 1997. In addition, so long as Mr. Miller serves as a director, Mr. Gross, who shall succeed Mr. Miller should he cease to serve on our Board (unless Mr. Gross is then serving on the Board, in which case Mr. Gross may designate a director), shall be entitled to attend and receive notice of Board meetings.

                               PROPOSAL NUMBER 2

PROPOSED AMENDMENT TO ARTICLE FOUR OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY FROM 28,000,000 SHARES TO 100,000,000 SHARES.

General

   The Board has approved a proposed amendment to Article Four of our Amended and Restated Certificate of Incorporation to increase the number of shares of common stock which we are authorized to issue from 28,000,000 to 100,000,000. The Board has directed that the proposed amendment be submitted to a vote of our stockholders at the annual meeting.

   Our Amended and Restated Certificate of Incorporation currently authorizes 29,000,000 shares of capital stock consisting of 28,000,000 shares of common stock, $.01 par value, and 1,000,000 shares of preferred stock, $.01 par value. The proposed amendment would increase the authorized common stock to 100,000,000 shares. The holders of common stock are entitled to (i) one vote for each share of common stock registered in the name of such holder, (ii) receive dividends on their shares of stock when and as declared by the Board,
(iii) in the event of liquidation, dissolution or the winding up of our affairs, share pro rata in the net assets available for distribution to holders of common stock after satisfaction of the prior claims of the holders of preferred stock of any series or any shares of any other class of capital stock ranking senior to the common stock as to assets, in accordance with the Amended and Restated Certificate of Incorporation.

   On October 5, 2000, 20,288,702 shares of common stock were issued and outstanding. In addition: 135,000 shares of common stock are reserved for issuance upon the exercise of warrants granted to investors under a December 28, 1999 agreement; 60,286 shares of common stock are reserved for issuance upon the exercise of warrants granted certain consultants under certain agreements; 481,481 shares of common stock are reserved for issuance as future potential price protection under a May 17, 2000 stock purchase agreement; 3,000,000 shares of common stock are reserved for issuance and registered with the Securities and Exchange Commission on a Form S-3, which was declared effective on June 26, 2000; 1,246,030 are reserved for issuance upon the exercise of options granted under our 1991 stock option plan, 1993 stock option and restricted stock purchase plan and the 1998 non-executive employee stock option and restricted stock purchase plan; and 1,028,133 shares of common stock may be issued upon the exercise of stock options to be granted under the amended and restated Non-Employee Director Stock Option Plan and the 1991,1993 and 1998 described plans. The total potential common stock issuable upon the agreements, warrants and stock options plans above is 6,750,505, totaling 27,039,207 shares including the shares issued and outstanding.

   The Board believes that it is in our best interests to increase the authorized number of shares of common stock to 100,000,000 shares, which would make available for issuance under our stock option plans as well as for issuance in the future for other valid corporate purposes, without further authorization of the stockholders (except as may be required by applicable law or regulation). The Board believes that the proposed amendment to Article Four will provide several long-term advantages to us and our stockholders. The Board has frequently utilized options as a form of non-cash compensation to employees and consultants. In addition, increased costs related to our research and development programs and sales and marketing activities may require us to seek additional financing over the next several years. An increase in authorized shares would enable the Board to raise cash assets through sales of common stock or other debt or equity securities convertible into common stock to public and private investors without the need to seek stockholder authorization at that time, which could significantly delay any such financing. Finally, the passage of this proposal would also enable management, with the approval of the Board, to pursue non-cash acquisitions or enter into transactions or other business combinations which management believes provide the potential for growth and profit.

Certain Effects, Advantages and Disadvantages of the Proposed Amendment

   The proposal, if approved, would strengthen the position of management and might make the removal of management more difficult, even if such removal would be generally beneficial to the our stockholders. The authorization to issue the additional shares of common stock would provide management with a capacity to negate the efforts of unfriendly tender offerors through the issuance of securities to others who are friendly or desirable to management. Moreover, we currently have in place certain provisions which have an anti-takeover effect. Under the terms of the our Amended and Restated Certificate of Incorporation, directors are elected for a term of three years, and the Board is composed of three classes of similar size, each elected in a different year, so that only one third of the Board is up for election in any single year. Additionally our Amended and Restated Certificate of Incorporation provides for blank check preferred stock. Moreover, the provisions of the our Amended and Restated Certificate of Incorporation permit the directors, in exercising their fiduciary duties, including without limitation, evaluating a tender offer or exchange offer for our stock or any merger or consolidation or any sale, lease, exchange or transfer of all or substantially all of our assets, the acquisition of securities of a third party or any reclassification, recapitalization or reorganization of Electric Fuel or any of its securities, to consider various factors, including, among others, other constituencies such as employees, creditors, customers and the economy. As a result of these provisions, a potential purchaser of Electric Fuel may be discouraged from attempting to acquire us, thereby possibly depriving our stockholders of certain opportunities to sell or otherwise dispose of their securities at above market prices as part of those transactions. However, we have elected not to be governed by the provisions of
Section 203 of the General Corporation Law of the State of Delaware, an anti-takeover statute which prohibits certain business combinations between a Delaware corporation like us and an "interested stockholder," which is defined as a person who, together with any of its affiliates and/or associates, beneficially owns, directly or indirectly, 15% or more of the outstanding voting shares of a Delaware corporation.

   This Proposal is not the result of the Board's knowledge of any specific effort to obtain control of Electric Fuel by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise. We are not submitting this proposal to enable us to frustrate any efforts by another party to acquire a controlling interest in us or to seek Board representation. The submission of this proposal is not a part of any plan by our management to adopt a series of amendments to the Amended and Restated Certificate of Incorporation or Bylaws so as to render the takeover of Electric Fuel more difficult.

   Other than with respect to the issuance of shares in connection with our stock option plans, including if approved by the stockholders, the Amended and Restated Non-Employee Directors Plan, we currently have no specific plans or proposals for the use of the additional shares, the authorization of which is sought hereby. However, we could determine to issue additional shares at any time. We are penetrating new markets and, therefore we are continuously evaluating proposals for potential financings, including private placements of debt and equity securities. In the event this proposal is passed, stockholder approval of the issuance of the 71,000,000 additional shares of common stock, the authorization of which is sought hereby, will not be sought prior to the issuance of additional securities unless such issuances relate to an increase in shares under certain stock option plans as required by Section 16 of the Securities Exchange Act of 1934, or to mergers, consolidations or other transactions which require stockholder approval.

   The affirmative vote of the holders of record of a majority of the outstanding shares of stock entitled to vote thereon is necessary to adopt the proposed amendment to Article Four. If this Proposal is adopted, the amended portion of Article Four of the Amended and Restated Certificate of Incorporation will read as follows:

   FOUR: The total number of shares of all classes of stock which the Corporation shall have authority to issue is One hundred-one Million (101,000,000) consisting of two classes of shares designated as follows:

   A. One hundred Million (100,000,000) shares of Common Stock, $.01 par value, (the "Common Stock"); and

   B. One Million (1,000,000) shares of Preferred Stock, $.01 par value, (the "Preferred Stock").

   THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF PROPOSED AMENDMENT TO ARTICLE FOUR OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY FROM 28,000,000 SHARES TO 100,000,000 SHARES.

                               PROPOSAL NUMBER 3

                        APPROVAL OF AN AMENDMENT TO THE
                   NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

General

   We believe that stock-based awards are a key component to our ability to retain and attract high quality directors to manage our business and affairs. Our 1995 Stock Option Plan for Non-Employee Directors, adopted on September 28, 1995 and amended on March 25, 1996, advances our interests by enhancing our ability to attract and retain directors who are in a position to make significant contributions to our success and to reward such directors for such contributions through ownership of shares of our common stock.

   The plan currently provides that non-employee directors will receive an initial grant of options to purchase 15,000 shares of common stock upon the effective date of the plan or upon their election as a director. Thereafter, these directors will receive options to purchase 5,000 shares of common stock per year of service on the Board.

   The Board believes that in order to maintain and further enhance the attraction to new and existing Board members it is necessary to increase the number of shares initially granted to new board members and to increase the annual grant.

   The Board's proposal is to increase the initial grant of options to purchase shares of common stock to 25,000. Thereafter, non-employee directors will receive options to purchase 10,000 shares of common stock per year of service on the Board.

Description Of The Plan

   The following description of the principal terms of the plan is a summary and is qualified in its entirety by the full text of the plan, which is attached hereto as Exhibit A.

   Administration. The plan is administered by the Compensation Committee. The Committee's responsibilities in respect of this plan include adopting, amending and rescinding rules and regulations for the administration of the plan, interpreting the plan, deciding any questions and settling all controversies and disputes that may arise in connection with the plan. Subject to the limitations of the Plan and applicable securities law, the Committee may waive compliance by a non-employee director with any obligation to be performed by him under an option and waive any condition or provision of an option. Because this plan is a "formula" plan under the Securities Exchange Act of 1934, non-employee directors may be members of the committee administering the Plan. Accordingly, options to non-employee directors are granted solely under this plan and not under our regular stock award plans. Each director who is not an employee of Electric Fuel or any of its subsidiaries will be eligible to receive options under the plan.

   Term of Plan. This plan was approved by the Board on September 28, 1995 and was later amended on March 25, 1996. No options may be awarded under this plan after September 28, 2005, but the plan shall continue thereafter while previously awarded options remain subject to the plan.

   Shares Subject to Plan. Subject to adjustments set forth in the plan, the aggregate number of shares of common stock available for issuance in connection with options granted under the Plan shall be 500,000, subject to customary adjustments for stock splits, stock dividends or similar transactions. If any option granted under the plan terminates without having been exercised in full, the number of shares of common stock as to which such option was not exercised shall be available for future grants within certain limits under the plan.

   Terms and Conditions of Options. The plan currently provides that non-employee directors will receive an initial grant of options to purchase 15,000 shares of common stock upon the effective date of the plan or upon their election as a director. Thereafter, these directors will receive options to purchase 5,000 shares of common stock per year of service on the Board. The Board's proposal is to increase the initial grant of options to purchase shares of common stock to 25,000. Thereafter, non-employee directors will receive options to purchase
10,000 shares of common stock per year of service on the Board.

   The exercise price of each option shall be 100% of the fair market value on the date of the grant which shall equal the closing price of the common stock as reported on The Nasdaq National Market. The latest date on which an option may be exercised is ten years from the date of the grant. Each grant of options shall become exercisable in three equal installments on each of the first, second and third anniversaries of the grant. The exercise price of options granted under the plan must be paid in cash, or by certified check, bank draft or money order payable to our order, through the delivery of shares of common stock, or by a combination of the above.

   All outstanding options shall become exercisable prior to the consummation of a merger or consolidation involving Electric Fuel, any liquidation or dissolution of Electric Fuel, any sale of substantially all of our assets or any other transaction or series of related transactions as a result of which a single person or several persons acting in concert own a majority of our then outstanding common stock. The committee shall determine the exercise period for these outstanding options, which shall not be less than 20 days prior to the consummation of the merger, consolidation or other event. The Committee may also accelerate the exercisability of such options in accordance with applicable securities law, in which case, all then outstanding options not so exercised shall terminate and cease to be exercisable. These options shall not become exercisable in the event that (a) the holders of common stock prior to the consummation retain or acquire securities constituting a majority of the outstanding voting common stock of the acquiring or surviving corporation or other entity and (b) no single person owns more than half of the voting common stock of the acquiring or surviving corporation or other entity.

   Miscellaneous. Neither adoption of the plan nor the grant of options to an eligible director shall confer upon any person any right to continued status as a director with us or any subsidiary of ours or affect in any way our right to terminate a director relationship at any time or shall affect our right to grant to such director options that are not subject to the plan, to issue to such directors common stock as a bonus or otherwise, or to adopt other plans or arrangements under which common stock may be issued to directors.

                            THE BOARD OF DIRECTORS
                        RECOMMENDS THE AMENDMENT OF THE
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                               PROPOSAL NUMBER 4

                        APPROVAL OF AN AMENDMENT TO THE
                             AMENDED AND RESTATED
                             1993 STOCK OPTION AND
                        RESTRICTED STOCK PURCHASE PLAN

General

   The purpose of our Amended and Restated 1993 Stock Option and Restricted Stock Purchase Plan is to advance our interests by enhancing our ability to
(a) attract and retain employees who are in a position to make significant contributions to our success; (b) reward employees for these contributions; and (c) encourage employees to take into account our long-term interests through ownership of our shares.

   The Amended 1993 Plan currently provides for the issuance of up to 2,700,000 shares of our common stock. As of August 28, 2000 there were 110,613 shares of our common stock available for issuance under the Plan. The Board believes that in order to advance our interests through use of the Amended 1993 Plan, we need to increase the number of shares available for issuance thereunder. The Board's proposal is to increase the total number of shares reserved for issuance under the Amended 1993 Plan from 2,700,000 to 4,200,000.

Description of the Plan

   The following description of the principal terms of the plan is a summary and is qualified in its entirety by the full text of the plan which is attached to this proxy statement as Exhibit B.

   Administration. The Amended 1993 Plan is administered by our Board, which may delegate its authority to administer the Amended 1993 Plan to a committee of the Board. The Board may grant options and make purchase grants for shares of common stock to eligible employees, determine the terms and conditions of each option or purchase grant and adopt, amend and rescind rules and regulations for the administration of the Plan. The Plan grants the Board the authority to grant options (both incentive stock options and nonstatutory options) and make purchase grants to eligible employees. Subject to the limitations of the Plan and applicable securities law, the Board may waive compliance by any employee with respect to any obligation to be performed by the employee. The Board may also exercise any right of repurchase with respect to common stock issued under the Plan pursuant to a purchase grant. The Plan was adopted by the Board and approved by our stockholders in December 1993 and was later amended by our stockholders in March 1997. No awards may be made under this plan after December 2003, but the plan shall continue thereafter while previously granted awards remain subject to the plan.

   Employees Eligible to Receive Options or Purchase Grants Under the 1993 Plan. Employees of Electric Fuel eligible to receive options or purchase grants under the Plan are those employees who, in the opinion of the Board, are in a position to make a significant contribution to our success. Directors who are not employees are not eligible to receive awards under this Plan.

   Terms and Conditions of Options. The Board determines the exercise price of options granted under the Plan. The Board may determine the exercise price of nonstatutory options at the time of grant. The exercise price of incentive stock options, however, must be at least equal to the fair market value per share of common stock (or 110% of fair market value in the case of incentive options granted to a ten-percent shareholder) issuable upon exercise of the option at the time the incentive option was granted. No option may be exercisable for more than ten years (five years in the case of an incentive option granted to a ten-percent shareholder) from the date of grant. Options issued under the 1993 Plan will be exercisable at such time or times as the Board prescribes at the time of grant.

   Generally, the option price may be paid (a) in cash or by certified check, bank draft or money order, (b) through delivery of shares of common stock having a fair market value equal to the purchase price, (c) through delivery of a promissory note acceptable to the Board or (d) a combination of these methods.

   No option may be transferred other than by will or by the laws of descent and distribution, and during an employee's lifetime an option may be exercised only by the employee. Options which are exercisable at the time of an employee's termination will continue to be exercisable for three months, unless, in the opinion of the Board, the reasons for the termination of employment justify terminating the employee's exercisable options.

   Terms and Conditions of Purchase Grants. The purchase price of common stock purchased pursuant to a restricted stock purchase grant made under the Plan must be at least equal to the fair market value of the common stock at the time the purchase grant was made (or 110% of the fair market value in the case of purchase grants made to ten-percent shareholders). Employees receiving purchase grants under the 1993 Plan may purchase the common stock subject to the purchase grant at any time within 60 days after the purchase grant is made.

   Common stock purchased pursuant to a purchase grant may be paid for in (a) cash, (b) certified check, (c) bank draft or money order, or (d) by a promissory note. If the employee pays for the common stock with a promissory note, the note must meet the conditions specified in the 1993 Plan, in addition to any other conditions which the Board may establish.

   No purchase grant may be transferred other than by will or by the laws of descent and distribution, and during an employee's lifetime a purchase grant may be exercised only by him or her. Unexercised purchased grants held by an employee terminate upon the death of the employee. If an employee's employment terminates for any reason other than death, all purchase grants held by the employee will automatically terminate.

   The Board may at any time amend the Plan for the purpose of satisfying the requirements of the Internal Revenue Code of 1986, as amended, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board may not (a) increase the number of shares available under the Plan, (b) change the group of employees eligible to receive options and/or purchase grants, (c) reduce the price at which incentive options may be granted, (d) extend the time within which options may be granted or purchase grants made, (e) alter the Plan such that "incentive" options and purchase grants would not qualify under the applicable provisions of the Code, or (f) adversely affect the rights of an employee under any option or purchase grant previously granted or made.

   Special Provisions for Plan Participants Who Are Israeli
Residents. Pursuant to current Israeli tax law, each option and purchase grant, and shares issued pursuant to each option and purchase grant made under the 1993 Plan, are issued to, and held in trust for the benefit of the grantee by, a trustee designated by the Board, who holds these shares in trust for a minimum of two years. Prior to releasing any securities from the trust, the trustee must ensure that the employee remits an amount of money which is sufficient and necessary for the discharge of the employee's tax obligations with respect to such securities, if any. Upon the sale of any securities held by the trust for the benefit of an employee, we must withhold from the proceeds of such sale all applicable taxes and remit the amount withheld to the appropriate Israeli tax authority. Each employee who has shares held by the trust is entitled to receive dividends with respect thereto and to vote those shares of common stock.

            THE BOARD OF DIRECTORS RECOMMENDS THE AMENDMENT OF THE
                    AMENDED AND RESTATED 1993 STOCK OPTION
                      AND RESTRICTED STOCK PURCHASE PLAN

                            INDEPENDENT ACCOUNTANTS

   Kesselman & Kesselman, a member of PriceWaterhouseCoopers International, served as our independent accountants for the fiscal year ending December 31, 1998. Upon the recommendation of our Audit Committee, effective as of January 12, 2000, the Board terminated our engagement of Kesselman, and appointed Kost Forer & Gabbay, a member of Ernst & Young International, to serve as our independent accountants. The Audit Committee recommended the change in our independent accountants after soliciting proposals from Kost and comparing Kost's proposed budget to the costs of our prior audits.

   The financial statements for the fiscal year ending December 31, 1999, have been audited by Kost Forer & Gabbay.

   Kesselman's reports on our financial statements for the year ended December 31, 1998 and Kost's report on the financial statements for the years ended December 31, 1999 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, auditing scope or accounting principles. During the two years preceding the change in independent accountants and through the effective date of the change, there were no disagreements with Kesselman on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures or internal controls, which, if not resolved to the satisfaction of Kesselman, would have caused it to make reference to such matter in its report.

   Representatives of Kost are not expected to be present at the Annual Stockholders Meeting.

                  QUORUM REQUIREMENT AND METHOD OF TABULATION

   Consistent with Delaware corporate law and under our By-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the annual meeting of stockholders will be counted by persons appointed by us to act as election inspectors for the meeting. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (I) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes have any effect on the outcome of voting on the matter.

                         COMMON STOCKHOLDER PROPOSALS

   Pursuant to the rules of the Securities and Exchange Commission, stockholder proposals intended to be included in our proxy material for the annual meeting must be received by us 120 days prior to the printing of our proxy material for our 2000 annual meeting at our principal executive offices, 120 Wood Avenue South, Suite 300, Iselin, New Jersey, 08830, Attention:
Corporate Secretary.

                                 OTHER MATTERS

   Management has no knowledge of any other matter that may come before the annual meeting of stockholders and does not, itself, currently intend to present any such other matter. However, if any such other matters properly come before the meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

                              PROXY SOLICITATION

   The cost of soliciting proxies will be paid by us. Proxies may be solicited without extra compensation by certain of our directors, officers and regular employees by mail, telegram or in person.

   Stockholders are encouraged to send their proxies without delay. Your cooperation is appreciated.

                             FINANCIAL STATEMENTS

   Our audited financial statements for the fiscal year ended December 31, 1999 and certain other related financial and business information of Electric Fuel are contained in our 1999 Annual Report on Form 10-K furnished to our stockholders along with this proxy statement.

                                                                      Exhibit A

                           ELECTRIC FUEL CORPORATION

         AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1. PURPOSE

   The purpose of this 1995 Stock Option Plan for Non-Employee Directors (the "Plan") is to advance the interests of Electric Fuel Corporation (the "Company") by enhancing the ability of the Company to attract and retain directors who are in a position to make significant contributions to the success of the Company and to reward such directors for such contributions through ownership of shares of the Company's common stock (the "Stock").

2. ADMINISTRATION

   The Plan shall be administered by a committee (the "Committee") of the Board of Directors (the "Board") of the Company from time to time appointed by the Board to administer the Plan in accordance with the express provisions of the Plan, (a) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (b) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (c) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties. Subject to Section 7 of this Plan and to Rule 16b-3 under the Securities Exchange Act of 1934, as from time to time in effect ("Rule 16b-3"), the Committee shall also have the authority, both generally and in particular instances, to waive compliance by a non-employee director with any obligation to be performed by him under an option and to waive any condition or provision of an option.

   The Plan is a "formula" plan within the meaning of the rules and regulations of the Securities and Exchange Act of 1934. As a result of the Plan being a formula plan and otherwise meeting certain requirements of the SEC adopted under Section 16, non-employee directors may be members of the Committee administering the Plan. Accordingly, options to non-employee directors are granted solely under this Plan and not under the Company's regular stock award plans.

3. EFFECTIVE DATE AND TERM OF PLAN

   This Plan, having been approved by the Board of Directors on September 28, 1995 (the "Effective Date"), is subject to approval of this Plan by vote of a majority of the stockholders of the Company present and eligible to vote on the question at an annual or special meeting of stockholders held not later than September 28, 1996. Options may be granted under the Plan prior to the date of stockholder approval, and options so granted shall be effective on the effective date of grant subject to stockholder approval of the Plan as provided in this Section. No options may be awarded under this Plan after September 28, 2005, but the Plan shall continue thereafter while previously awarded options remain subject to the Plan.

4. SHARES SUBJECT TO PLAN

   a. Number of Shares. Subject to adjustment as provided in Section 4(c) of this Plan, the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be 500,000. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).

   b. Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock or, if the board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

   c. Changes in Stock. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

5. ELIGIBILITY FOR OPTIONS

   Each director who is not an employee of the Company or of any subsidiary of the Company shall be eligible to receive options under the Plan (an "Eligible Director").

6. TERMS AND CONDITIONS OF OPTIONS

   a. Number of Options.

     i. Initial Grant. Each individual who is an Eligible Director on the Effective Date of the Plan shall be granted, on that date, an option covering 15,000 shares of Stock, subject to stockholder approval as provided in Section 3. Each individual who thereafter becomes an Eligible Director shall, upon first qualifying as an Eligible Director, be granted an option covering 15,000 shares of Stock. Option grants pursuant to either of the two preceding sentences are herein referred to as "Initial Grants".

     ii. Subsequent Options. Following the Initial Grant, each Eligible Director shall be awarded an additional option covering 5,000 shares of Stock on each anniversary of the Initial Grant, provided that he or she is an Eligible Director on such anniversary.

   b. Exercise Price. The exercise price of each option shall be 100% of the fair market value per share of the Stock at the time the option is granted, but not less, in the case of an original issue of authorized stock, than par value per share. For this purpose, "fair market value" shall mean the closing price of the Stock as reported on the Nasdaq National Market System (or other exchange or market system if no longer listed on such exchange) on the date of the grant (based on The Wall Street Journal report of composite transactions).

   c. Duration of Options. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years from the date the option was granted.

   d. Exercise of Options.

     i. Each option shall become exercisable in accordance with the following:

       (1) One year after the date of the grant, the option shall become exercisable to the extent of one-third of the shares covered thereby, and

       (2) On each of the second and third anniversaries of the date of the grant, the option shall become exercisable as to an additional one-third of the shares covered thereby.

     ii. Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) the option certificate and any other documents required by the Committee and
  (b) payment in full for the number of shares for which the option is exercised.

     iii. If an option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the option has been transferred by the director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

   e. Payment for and Delivery of Stock. Stock purchased under the Plan shall be paid for as follows; (i) in cash or by certified check, bank draft or money order payable to the order of the Company, (ii) through the delivery of shares of Stock having a fair market value on the last business day preceding the date of exercise equal to the purchase price, provided that, in the case of shares of stock acquired directly from the Company, such shares have been held for at least six months, or (iii) by a combination of cash and Stock as provided in clauses (i) and (ii) above.

   An option holder shall not have the rights of a stockholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

   The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with and any applicable taxes have been paid, (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and
(c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as from time to time in effect, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

   f. Nontransferability of Options. No option may be transferred other than by will or by the laws of descent and distribution, and during a director's lifetime an option may be exercised only by the director.

   g. Death. Upon the death of any Eligible Director granted options under this Plan, all options not then exercisable shall terminate. All options held by the director that are exercisable immediately prior to death may be exercised by his executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within the three-month period following the director's death (but not later than the Final Exercise Date).

   h. Other Termination of Status of Director. If a director's service with the Company terminates for any reason other than death, all options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of three months (or until the Final Exercise Date, if earlier), but shall terminate immediately if the director was removed or terminated for fraud, dishonesty or intentional misrepresentation or embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its subsidiaries. After completion of that three-month period, such options shall terminate to the extent not previously exercised, expired or terminated.

   i. Mergers, etc. In the event of any merger or consolidation involving the Company, any liquidation or dissolution of the Company, any sale of substantially all of the Company's assets or any other transaction or series of related transactions as a result of which a single person or several persons acting in concert own a majority of the Company's then outstanding Stock (such merger, consolidation, sale or other transaction being hereinafter referred to as a "Transaction"), all outstanding options shall become exercisable prior to the consummation of such Transaction, such options shall be exercisable at such time as the Committee determines but in no event for less than a period of at least 20 days prior to the consummation, but only to the extent the Committee determines it may so accelerate the exercisability of such options in accordance with the applicable requirements of Rule 16b-3. Upon consummation of the Transaction, all outstanding options not so exercised shall terminate and cease to be exercisable. There shall be excluded from the foregoing any Transaction as a result of which (a) the holders of Stock prior to the Transaction retain or acquire securities constituting a majority of the outstanding voting common stock of the acquiring or surviving corporation or other entity and (b) no single person owns more than half of the outstanding voting common stock of the acquiring or surviving corporation or other entity. For purposes of this Section, voting common stock of the acquiring or surviving corporation or other entity that is issuable upon conversion of convertible securities or upon exercise of warrants or options shall be considered outstanding, and all securities that vote in the election of directors (other than solely as the result of a default in the making of any dividend or other payment) shall be deemed to constitute that number of shares of voting common stock which is equivalent to the number of such votes that may be cast by the holders of such securities.

7. EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

   Neither adoption of the Plan nor the grant of options to an Eligible Director shall confer upon any person any right to continued status as a director with the Company or any subsidiary or affect in any way the right of the Company or subsidiary to terminate a director relationship at any time or shall affect the Company's right to grant to such director options that are not subject to the Plan, to issue to such directors Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to directors.

   The Committee may at any time discontinue granting options under the Plan. The Committee may at any time or times amend the Plan or any outstanding options for the purpose of satisfying any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of options, provided that no such amendment shall adversely affect the rights of any director (without his or her consent) under any option previously granted. The provisions of Section 5 or 6 of this Plan shall not be amended any more frequently than once every six months other than to comply with changes in the Internal Revenue Code of 1986, the Employee Retirement Income Security Act of 1974 or the rules and regulations thereunder, all as from time to time in effect.

                                                                      Exhibit B

                           ELECTRIC FUEL CORPORATION

                  AMENDED AND RESTATED 1993 STOCK OPTION AND
                        RESTRICTED STOCK PURCHASE PLAN

1. Purpose

   The purpose of this Amended and Restated 1993 Stock Option and Restricted Stock Purchase Plan (the "Plan") is to advance the interests of Electric Fuel Corporation (the "Company") by enhancing the ability of the Company and its subsidiaries (a) to attract and retain employees who are in a position to make significant contributions to the success of the Company and its subsidiaries;
(b) to reward employees for such contributions; and (c) to encourage employees to take into account the long-term interests of the Company and its subsidiaries through ownership of shares of the Company's common stock, $.01 par value (the "Stock").

   Options granted and purchase grants made pursuant to the Plan may, for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), be incentive stock options as defined in section 422 of the Code (any option that is intended to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that are not incentive options, or both. Options granted pursuant to the Plan shall be presumed to be non-incentive options unless expressly designated as incentive options.

   The following Plan provisions are subject to the special provisions for participants in the Plan who are Israeli residents, attached in Addendum I hereto.

2. Administration

   The Plan shall be administered by the Board of Directors of the Company (the "Board").

   The Board may, in its discretion, delegate its powers with respect to the Plan to a committee (the "Committee"), in which event all references herein to the Board shall be deemed to be references to the Committee. The Committee shall consist of at least three Directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. All members of the Committee shall be disinterested persons within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

   The Board shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options and make purchase grants to such eligible employees as the Board may select; (b) to determine the time or times when options shall be granted or purchase grants made and the number of shares of Stock subject to each option or purchase grant; (c) to determine which options and purchase grants are, and which options and purchase grants are not, to be treated as incentive options for purposes of the Code; (d) to determine the terms and conditions of each option and purchase grant; (e) to prescribe the form or forms of any instruments evidencing options and purchase grants and any other instruments required under the Plan and to change such forms from time to time; (f) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (g) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Subject to Section 8, the Board shall also have the authority, both generally and in particular instances, to waive compliance by an employee with any obligation to be performed by him or her under an option or purchase grant, to exercise any right of repurchase with respect to Stock issued under the Plan pursuant to a purchase grant, to waive any condition or provision of an option or purchase grant, and to amend or cancel any option or purchase grant (and if an any option or purchase grant is canceled, to grant a new option or purchase grant on such terms as the Board shall specify), except that the Board may not, in the case of an option or purchase grant treated as an incentive option for purposes of the Code, other than in accordance with Section 4(c), (i) increase the total number of shares covered by the option or purchase grant, (ii) extend the term of the option to more than ten years (five years, in the case of an incentive option granted to a "ten-percent shareholder" as defined in Section 6(a) below), or (iii) unless the holder of the option or purchase grant consents, reduce the option exercise price per share or otherwise cause a modification, extension or renewal (within the meaning of section 424(h) of the Code) of the option or purchase grant.

   All such determinations and actions of the Board shall be conclusive and shall bind all parties. The Board may delegate to the Chief Executive Officer of the Company the authority to grant options and make purchase grants to employees of the Company who are not officers or directors.

3. Effective Date and Term of Plan

   The Plan shall become effective on the date on which the Plan is approved by the shareholders of the Company. Grants of options and purchase grants under the Plan may be made prior to that date (but after adoption of the Plan by the Board of Directors), subject to approval of the Plan by such shareholders.

   No option shall be granted and no purchase grant made under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board of Directors, but options previously granted and purchase grants previously made may extend beyond that date.

4. Shares Subject to the Plan

   (a) Number of Shares. Subject to adjustment as provided in Section 4(c), the maximum aggregate number of shares of Stock that may be delivered upon the exercise of options and purchase grants granted under the Plan shall be 2,700,000. If any option or purchase grant granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such option or purchase grant was not exercised shall be available for future grants within the limits set forth in this Section 4(a). In addition, if any shares of Stock issued under the Plan pursuant to purchase grants are subsequently repurchased by the Company pursuant to Section 7(g), such shares shall be available for future grants under the Plan.

   The maximum number of shares for which options may be granted to any individual over the life of the Plan shall be 1,350,000. The per-individual limitations described in this paragraph shall be construed and applied consistent with the rules and regulations under section 162(m) of the Code.

   (b) Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

   (c) Changes in Stock. In the event of a stock dividend, stock split or combination of shares, reorganization, recapitalization or other change in the Company's capital stock, the number and kind of shares of Stock or securities of the Company subject to options or purchase grants then outstanding or subsequently granted or made under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

   The Board may also adjust the number of shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options, to take into consideration material changes in accounting practices or principles, extraordinary dividends, and, except as described in Sections 6(h) and 7(h), consolidations, mergers acquisitions or dispositions of Stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an incentive option, without the consent of the participant, if it would constitute a modification, extension or renewal of the incentive option within the meaning of section 424(h) of the Code.

   (d) Replacement Options. The Board may grant options under the Plan in substitution for options held by employees of another corporation who concurrently become employees of the Company or a subsidiary as a result of a merger or consolidation of the employing corporation with the Company or a subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The Board may direct that the replacement options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

5. Eligibility

   Employees eligible to receive options or purchase grants under the Plan shall be those employees of the Company and its subsidiaries who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company or such subsidiaries. A subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

   Directors who are not employees shall not be eligible to participate in the Plan. Options or purchase grants constituting incentive options for purposes of the Code shall be granted only to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive stock options. Receipt of options or purchase grants under the Plan or of awards under any other employee benefit plan of the Company or any of its subsidiaries shall not preclude an employee from receiving options or purchase grants or additional options or purchase grants under the Plan.

6. Terms and Conditions of Options

   (a) Exercise Price. The exercise price of each option shall be determined by the Board but in the case of an incentive option shall not be less than 100% (110%, in the case of an incentive option granted to a ten-percent shareholder) of the fair market value per share of the Stock at the time the incentive option is granted; nor shall the exercise price of any option be less, in the case of an original issue of authorized stock, than par value per share. In the case of employees who are subject to Section 16 of the Exchange Act, the exercise price of an option shall not be less than 50% of the fair market value of the Common Stock on the date of the grant. For this purpose, "fair market value" in the case of incentive options shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to incentive options; and "ten-percent shareholder" shall mean any employee who at the time of grant owns directly, or is deemed to own by reason of the attribution set forth in section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

   (b) Duration of Options. Options shall be exercisable during such period or periods as the Board may specify. In no case shall an option be exercisable more than ten years (five years, in the case of an incentive option granted to a "ten-percent shareholder" as defined in (a) above) from the date the option was granted or such earlier date as the Board may specify at the time the option is granted (the "Final Exercise Date").

   (c) Exercise of Options.

   (1) Each option shall be made exercisable at such time or times, whether or not in installments, and upon such conditions as the Board shall prescribe at the time an option is granted.

   In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.

   (2) The award forms or other instruments evidencing incentive options shall contain such provisions relating to exercise and other matters as are required of incentive options under the applicable provisions of the Code and the regulations thereunder, as from time to time in effect.

   (3) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) the option certificate and any other documents required by the Board and (b) payment in full for the number of shares for which the option is exercised.

   (4) In the case of an option that is not an incentive option, the Board shall have the right to require that the individual exercising the option remit to the Company an amount sufficient to satisfy any federal, state, local or foreign withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the grant of the option or the time of exercise, the individual may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering Stock to the Company (which in the case of Stock acquired from the Company shall have been owned by the individual for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

   (5) In the case of an incentive option, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal, state or foreign tax, with respect to the exercise or disposition of the Stock received upon exercise or otherwise, the Board may require as a condition of exercise that the individual exercising the option agree (i) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and (ii) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

   (6) If an option is exercised by the executor or administrator of a deceased employee, or by the person or person to whom the option has been transferred by the employee's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

   (d) Payment For and Delivery of Stock. Stock purchased under the Plan upon the exercise of options shall be paid for as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company, or (ii) if so permitted by the Board (which, in the case of an incentive option, shall specify the method of payment at the time of grant), through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six months prior to delivery) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or (iii) if so permitted by the Board (which, in the case of an incentive option, shall specify the method of payment at the time of grant) by a combination of such types of payment, or
(iv) if so permitted by the Board (which, in the case of an incentive option, shall specify the method of payment at the time of grant) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (v) if so permitted by the terms of the option, by delivery of a promissory note of the employee containing such terms and conditions, including without limitation, interest rate and maturity, as the Board may specify in the option (except that the option may provide that the rate of interest on the note will be such rate as is sufficient at all times to avoid the imputation of any interest under the applicable provisions of the Code or of the Israeli Income Tax Ordinance), or by a combination of cash (or cash and Stock) and such a promissory note; provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid in cash or by a combination of cash and Stock.

   An option holder shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

   The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal, state and foreign laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and
(c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act") the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

   (e) Nontransferability of Options. Except as the Board may otherwise determine, no option may be transferred other than by will or by the laws of descent and distribution, and during an employee's lifetime an option may be exercised only by him or her.

   (f) Death. If an employee's employment with the Company and its subsidiaries terminates by reason of death, each option held by the employee immediately prior to death shall become immediately exercisable by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within the three-year period ending with the third anniversary of the employee's death, but in no event beyond the Final Exercise Date.

   (g) Other Termination of Employment. If an employee's employment with the Company and its subsidiaries terminates for any reason other than death, all options held by the employee that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of three months (subject to Section 6(b)) (or such longer period as the Board may determine, but into event beyond the Final Exercise Date) unless the employee was discharged for cause that, in the opinion of the Board, casts such discredit on him or her as to justify termination of his or her options. In any event, if the employee's employment contract includes a provision that defines termination for cause, and the employee was terminated for cause within the meaning of his or her employment contract, the Board may terminate the employee's options. Furthermore, the Board may terminate the employee's options upon a participant's resignation other than following his or her demotion, loss of title or office or a substantial reduction in his or her salary or a change in his or her place of employment to a location outside of the general area in which he was employed on the date of the grant. After completion of the three-month period following termination, options not otherwise previously terminated or expired shall expire without further action by the Board. For purposes of this Section 6(g), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies.

   (h) Mergers, etc. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding options shall thereupon terminate, provided that all outstanding options shall become exercisable immediately prior to consummation of such merger, consolidation or sale of assets unless, if there is a surviving or acquiring corporation, the Board has arranged, subject to consummation of the merger, consolidation or sale of assets, for the assumption of the options or the grant to participants of replacement options by that corporation or an affiliate of that corporation, which, in the case of incentive options, shall satisfy the requirements of section 424(a) of the Code.

7. Terms and Conditions of Purchase Grants

   (a) Purchase Price. The purchase price of Stock purchased pursuant to purchase grants under the Plan shall be determined in the same manner as the exercise price for options (subject to appropriate adjustment by the Board upon the occurrence of an adjustment made pursuant to Section 4(c), and the Board's determination of such matter shall be final and binding).

   (b) Purchase of Stock Pursuant to Grants. An employee receiving a purchase grant under the Plan may purchase the Stock subject to such purchase grant at any time within 60 days after the purchase grant is made (or, in the case of purchase grants made subject to stockholder approval of this Plan, 60 days after such approval). If a purchase grant is exercised by the executor or administrator of a deceased employee, or by the person or persons to whom the purchase grant has been transferred by the employee's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the purchase grant.

   (c) Payment For and Delivery of Stock. Stock purchased pursuant to purchase grants shall be paid for as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company in an amount not less than the par value of the Stock being purchased, determined on the date of purchase, and (ii) by delivery of a nonrecourse promissory note of the employee in a principal amount equal to the balance of such purchase price and containing the following terms and conditions together with such other terms and conditions as the Board may specify at the time of purchase:

     (1) The rate of interest on the note will be such rate as is sufficient at all times to avoid the imputation of any interest under the applicable provisions of the Code and the rules and regulations promulgated thereunder, and of the Income Tax Ordinance of Israel and the rules and regulations promulgated thereunder, all as from time to time in effect.

     (2) Interest will be payable quarterly, or upon such terms and conditions as the Board may specify at the time of the payment grant, and at the option of the participant, interest which is due and payable will be treated as a new loan to the participant evidenced by the same note.

     (3) The principal of the note, and all accrued and unpaid interest, will be due and payable on such date as may be specified by the Board at the time of the payment grant, but in no event longer than ten years from the date of issuance of the note.

     (4) The note at all times will be secured by all of the Stock issued upon exercise of the purchase grant.

     (5) Except as stated in (4) above, the note will be without recourse to the participant or any of his or her assets.

     (6) If the participant sells any of the Stock securing the note, all proceeds from such sale will first be applied, to the extent necessary therefor, to the payment in full of the principal of, and all accrued and unpaid interest on, the note.

     (7) At any time or from time to time, a participant may specify that 25%, 50%, 75% or 100% of the original principal amount of the note delivered upon purchase of the Stock (plus all accrued and unpaid interest thereon and all accrued interest that has been added to the principal of the note) shall in the future be with recourse to him or her and to all of his or her assets, in which event the nonrecourse note shall be exchanged for a recourse and a nonrecourse note in the specified amounts, the Stock securing the original nonrecourse note shall be divided pro rata between the two new notes, and otherwise the two new notes shall be identical to the old note (except, in the case of the new recourse note, with respect to recourse to the participant and his or her other assets).

   A purchase grantee shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually purchased and received by him or her under the Plan.

   The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act, the Company may require, as a condition to exercise of the purchase grant, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer. Upon delivery, such Stock shall bear a notion in form and substance satisfactory to the Company.

   (d) Nontransferability of Grants. Except as provided in Section 7(b) hereof, no purchase grant may be transferred, and a purchase grant may be exercised only by the employee.

   (e) Death. If an employee's employment with the Company and its subsidiaries terminates by reason of death, each unexercised purchase grant held by the employee immediately prior to death shall immediately terminate.

   (f) Other Termination of Employment. If an employee's employment with the Company and its subsidiaries terminates for any reason other than death, all purchase grants held by the employee shall immediately terminate. For purposes of this Section 7(f), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the employee's right to reemployment is guaranteed either by statue or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries.

   (g) Call Option. At the time an employee purchases any Stock under the Plan, he shall execute and deliver to the Company a Call Option in substantially the form of Exhibit I hereto. The Board shall specify the terms and conditions to be contained as a Call Option related to a particular purchase grant at the time of such purchase grant.

   (h) Mergers, etc. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding purchase grants shall thereupon terminate, provided that all outstanding purchase grants shall become exercisable immediately prior to consummation of such merger, consolidation or sale of assets unless, if there is a surviving or acquiring corporation, the Board has arranged, subject to consummation of the merger, consolidation or sale of assets, for the assumption of the purchase grants or the grant to participants of replacement purchase grants by that corporation or an affiliate of that corporation.


8. Employment Rights

   None of the adoption of the Plan, the grant of options or the making of purchase grants shall confer upon any employee any right to continued employment with the Company or any parent or subsidiary or affect in any way the right of the Company or parent or subsidiary to terminate the employment of an employee at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in options granted or purchase grants made under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

9. Effects of Discontinuance, Cancellation, Amendment and Termination

   None of the adoption of the Plan nor the grant of options or the making of purchase grants to an employee shall affect the Company's right to grant to such employee options that are not subject to the Plan, to issue to such employees Stock or purchase grants as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to employees.

   The Board may at any time discontinue granting options and making purchase grants under the Plan. With the consent of the employee, the Board may at any time cancel an existing option or purchase grant in whole or in part and grant or make to the employee another option or purchase grant for such number of shares as the Board specifies. The Board may at any time or times amend the Plan for the purpose of satisfying the requirements of section 422A of the Code or of any changes in other applicable laws or regulations and the Board of Directors may amend the Plan for any other purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of options or purchase grants, provided that (except to the extent expressly required or permitted herein above) no such amendment shall, without the approval of the shareholders of the Company, (a) increase the maximum number of shares available under the Plan, (b) change the group of employees eligible to receive options and purchase grants under the Plan, (c) reduce the price at which incentive options may be granted or purchase grants may be made, (d) extend the time within which options may be granted or purchase grants may be made, (e) alter the Plan in such a way that options or purchase grants already granted hereunder would not be considered incentive stock options under Section 422 of the Code, or (f) amend the provisions of this
Section 9, and no such amendment shall adversely affect the rights of any employee (without his or her consent) under any option previously granted or purchase grant previously made.

                                  Addendum I

      Special Provisions for Plan Participants who are Israeli Residents.

(a) Anything to the contrary herein notwithstanding, with respect to employees who are Israeli residents, the Plan may also be administered pursuant to the provisions of Section 102 ("Section 102") of the Israeli Income Tax Ordinance (New Version), 1961, the rules promulgated thereunder and the Israeli Companies Ordinance (New Version), 1983. Details regarding the terms and conditions of options granted and purchase grants made pursuant to the provisions of Section 102 in addition to those set forth herein, will be delivered to the participants who are Israeli residents along with the remaining terms and conditions.

(b) Anything herein to the contrary notwithstanding, each option and purchase grant, and each share with respect to which an option or purchase grant has been exercised by an employee who is an Israeli resident, may be issued by the Company to, and held in trust (the "Trust") for the benefit of such employee by a trustee (the "Trustee") designated by the Board of Directors of the Company or its subsidiaries, as appropriate, pursuant to
    Section 102. All certificates representing shares issued to the Trustee under the Plan shall be deposited with the Trustee, and shall be held by the Trustee until such time that such shares are released from the Trust as herein provided. The Trustee shall hold the same pursuant to the instructions of Directors of the Company or its subsidiaries, as appropriate, from time to time. The Trustee shall not use the voting rights vested in such shares and shall not exercise such rights in any way whatsoever, except in cases when at its discretion and after consulting with the Board of Directors of the Company or its subsidiaries, as appropriate, the Trustee believes that the said rights should be exercised for the protection of the option holders and purchase grantees as a minority among the Company's shareholders.

(c) Anything herein to the contrary notwithstanding, no options granted, purchase grants made or shares purchased pursuant to Section 102 shall be released from the Trust prior to two years after the grant of the options or purchase grant to the Trustee on behalf of the employee (the "Release Date"), or two years from May 13, 1997, the effective date of approval of the 1993 Plan by the Israeli Income Tax authorities, whichever is later. Subject to the terms hereof, at any time after the Release Date with respect to any options, purchase grants or shares, each employee may require (but shall not be obligated to require) the Trustee to release such options, purchase grants or shares, provided that no securities shall be released from the Trust to the employee unless and until such employee shall have deposited with the Trustee an amount of money which, in the Trustee's opinion, is sufficient and necessary for the discharge of such employee's tax obligations with respect to such shares.

(d) Upon sale by an employee of any securities held in Trust, the Company shall (or shall cause the Trustee to) withhold from the proceeds of such sale all applicable taxes, shall remit the amount withheld to the appropriate Israeli tax authorities, shall pay the balance thereof directly to such employee, and shall report to such employee the amount so withheld and paid to said tax authorities.

(e) All shares issued upon the exercise of options or purchase grants granted under the Plan shall entitle the employee thereof to receive dividends with respect thereto, and to vote the same at any meeting of the shareholders of the Company. For as long as shares issued to the Trustee on behalf of the employee are held in the Trust, the cash dividends paid with respect thereto shall be remitted to the Trustee for the benefit of such employee, and the Trustee shall vote all such shares in accordance with the instructions of such employee.

(f) Securities acquired by Israeli residents pursuant to this Plan shall be acquired in the manner provided for in the General Permit promulgated under the Israel Foreign Currency Control Law.

(g) At the Board's discretion, for purposes of simplicity and in order to ensure compliance with Israel's foreign currency and tax regulations, the exercise of the options and the purchases and sales of shares issued upon the exercise of purchase grants made under the Plan shall be executed by the Company or its subsidiaries, as appropriate.

(h) With respect to Plan participants who are Israeli residents, the Plan and all instruments issued thereunder or in connection therewith shall be governed by, and interpreted in accordance with, the laws of the State of Israel.

(i) Any tax consequences arising from the grant or exercise of any options or purchase grants, from the payment for shares covered thereby or from any other event or act (whether of the option holder or purchase grantee or of the Company or its subsidiaries) hereunder, shall be borne solely by the option holder or purchase grantee. Furthermore, such grantee shall agree to indemnify the corporation that employs the option holder or purchase grantee and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the option holder or purchase grantee.

                            ELECTRIC FUEL CORPORATION
     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELECTRIC FUEL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD--DECEMBER 4, 2000

             The undersigned, having received the Notice of the Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of Electric Fuel Corporation (the "Company"), hereby appoint(s) Robert S. Ehrlich and Yehuda Harats, and each of them, proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of the Company to be held on Monday, December 4, 2000 at 10:00 A.M. local time at The Penn Club of New York, The Spruce Room, 3rd Floor, 30 West 44th Street, New York, New York 10036, and all adjournments and postponements thereof (the "Meeting") and to vote all shares of Common Stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this proxy.

             This Proxy, when properly executed, will be voted in the manner specified herein. If no specification is made, the proxies intend to vote FOR the nominees and FOR the other proposals set forth herein and described in the Board of Directors' Proxy Statement. If either of the nominees is not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of stock for said Meeting.

             SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE



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[X]  Please mark your
     votes as in this                         DO NOT PRINT IN
     example using                             THIS AREA
     dark ink only


--------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR each of the following matters:
        1. To elect two Class III directors for a three-year term ending in 2003 and until successors are elected and qualified.

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



         FOR                                  WITHHOLD
      all nominees                            AUTHORITY                Nominees: Robert Ehrlich
      listed at right                   to vote for all nominees                 Jeff Kahn
(except as indicated below).              listed at right.
           [_]                                   [_]
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided:___________________________
                                                                                                          FOR     AGAINST    ABSTAIN
                                            2. To fix the number of Class III directors at two.           [_]      [_]         [_]

                                            3. To amend the Amended and Restated Certificate  of          [_]      [_]         [_]
                                               Incorporation to increase the authorized common stock
                                               from 28,000,000 shares to 100,000,000 shares.
             DO NOT PRINT
             IN THIS AREA                   4. To amend the Non-Employee Director Stock Option            [_]      [_]         [_]
                                               Plan.


                                            5. To amend the Amended and Restated 1993 Stock               [_]      [_]         [_]
                                               Option and Restricted Stock Purchase Plan to increase the
                                               number of shares of common stock reserved for
                                               issuance thereunder from 2,700,000 to 4,200,000.

                                               PLEASE DATE, SIGN AND RETURN THIS PROXY FORM PROMPTLY
                                               USING THE ENCLOSED ENVELOPE.

                                               The undersigned acknowledges receipt of the Notice of
                                               Annual Meeting of Stockholders and Proxy Statement of
                                               the Company dated October 27, 2000.

                                                         [_]                                          [_]
                                               I do plan to attend the meeting.    I do not plan to attend the meeting.


_______________________________________Date: _______, 2000 _______________________________________Date: ______________________, 2000
                    SIGNATURE                                        SIGNATURE IF HELD JOINTLY

Note: Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If you are signing for a corporation, please sign in the full corporate name by President or other authorized officer. If you are signing for a partnership, please sign in the partnership name by authorized person.

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